UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2009 (June 3, 2009)

NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-8339	52-1188014
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Commercial Place Norfolk, Virginia	23510-9241
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 629-2680

No Change
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 3, 2009, the Registrant hosted an Investor Day in Atlanta, Georgia, during which members of management provided information regarding various aspects of the Registrant’s business.  The text and accompanying slides of presentations made by certain Executive Vice Presidents of the Registrant are included as exhibits to this Form 8-K.  The archived webcast—including questions and answers—and all slides are available on the Registrant’s website, www.nscorp.com, under the “Investors” section.

Statements about future results made in the materials filed with this Form 8-K as exhibits constitute forward-looking statements that may be identified by the use of words like “believe,” “expect,” “anticipate” and “project.”   Forward-looking statements reflect management’s good-faith evaluation of information currently available.  However, such statements are dependent on and, therefore, can be influenced by, a number of external variables over which management has little or no control, including: domestic and international economic conditions; interest rates; the business environment in industries that produce and consume rail freight; competition and consolidation within the transportation industry; fluctuation in prices or availability of key materials, in particular diesel fuel; labor difficulties, including strikes and work stoppages; legislative and regulatory developments; changes in securities and capital markets; disruptions to the Registrant’s technology infrastructure, including its computer systems; and natural events such as severe weather, hurricanes and floods.   For more discussion about each risk factor, see Part I, Item 1A “Risk Factors” in the Registrant’s Dec. 31, 2008, Form 10-K, and any updates contained in subsequent Forms 10-Q.   Forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved.  As a result, actual outcomes and results may differ materially from those expressed in forward-looking statements.   The Registrant undertakes no obligation to update or revise forward-looking statements.

The materials filed with this Form 8-K include non-GAAP financial measures, as defined by SEC Regulation G, which are reconciled on the Registrant’s website and on Exhibit 99.5 to this Form 8-K.  Specifically, the materials refer to the measures “free cash flow,” “return on invested capital” and “total shareholder distributions.”  See Exhibit 99.5 to this Form 8-K for the reasons the Registrant’s management believes they provide useful information to investors regarding the Registrant’s financial condition and results of operations.  These measures should be considered in addition to, not as a substitute for, other information provided in accordance with GAAP.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit
Number	Description
99.1	Presentation by Mark D. Manion
99.2	Presentation by Deborah H. Butler
99.3	Presentation by Donald W. Seale
99.4	Presentation by James A. Squires
99.5	Reconciliation of Non-GAAP Measures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES
NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Howard D. McFadden
Name:  Howard D. McFadden
Title:    Corporate Secretary

Date:  June 4, 2009

EXHIBIT INDEX

Exhibit Number	Description
99.1	Presentation by Mark D. Manion
99.2	Presentation by Deborah H. Butler
99.3	Presentation by Donald W. Seale
99.4	Presentation by James A. Squires
99.5	Reconciliation of Non-GAAP Measures